UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2016

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2016, Plug Power Inc., a Delaware corporation (the “Registrant”), issued a press release announcing certain preliminary, unaudited financial metrics for the year ended December 31, 2015. A copy of the press release is being furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

On January 28, 2016, the Registrant held a business update conference call, presenting certain preliminary, unaudited financial metrics for the year ended December 31, 2015 as well as guidance for 2016. A transcript of the full text of the conference call is being furnished as Exhibit 99.2 hereto and incorporated by reference in this Item 2.02.  A copy of the slide presentation used in the conference call is being furnished as Exhibit 99.3 hereto and incorporated by reference in this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press Release of the Registrant dated January 28, 2016
99.2	Transcript of the Registrant’s January 28, 2016 conference call
99.3	Slide Presentation used in the Registrant’s January 28, 2016 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: February 3, 2016	By:	/s/ Paul Middleton
	Name:	Paul Middleton
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Title

99.1	Press Release of the Registrant dated January 28, 2016
99.2	Transcript of the Registrant’s January 28, 2016 conference call
99.3	Slide Presentation used in the Registrant’s January 28, 2016 conference call